SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  Confidential, For Use of the
                                              Commission Only
                                              (As Permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             PROTOSOURCE CORPORATION
                             -----------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1)  Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:



[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:


     (2)  Form, Schedule or Registration Statement No.:


     (3)  Filing Party:


     (4)  Date Filed:

                             PROTOSOURCE CORPORATION
                          2300 Tulare Street, Suite 210
                            Fresno, California 93721

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD FEBRUARY , 2001

                                                           Fresno, California
                                                           January   , 2001

     The Annual Meeting of Stockholders (the "Annual Meeting") of ProtoSource Corporation, a California corporation (the "Company"), will be held at [ ] on February , 2001 at 10:00 AM (local time) for the following purposes:

     1. To elect five directors to the Company's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1);

     2. To approve the Company's 2000 Employee Stock Option Plan and to reserve up to 350,000 shares of Common Stock for issuance thereunder (Proposal No. 2);

     3. To approve the Company's 2000 Executive Stock Option Plan and to reserve up to 350,000 shares of Common Stock for issuance thereunder (Proposal No. 3);

     4. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of common stock from 10,000,000 to 20,000,000 (Proposal No. 4);

     5. To consider and act upon a proposal to ratify the Board of Directors' selection of Angell & Deering as the Company's independent auditors for the fiscal year ending December 31, 2001 (Proposal No. 5); and

     6. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

     The Board of Directors has fixed the close of business on January , 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. By Order of the Board of Directors,

                                                       /s/ WILLIAM CONIS
                                                       -----------------
                                                       William Conis
                                                       President

--------------------------------------------------------------------------------

                                    IMPORTANT
                                    ---------

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY

--------------------------------------------------------------------------------

                             PROTOSOURCE CORPORATION
                          2300 Tulare Street, Suite 210
                            Fresno, California 93721


                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of ProtoSource Corporation, a California corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at [ ] on February , 2001 at 10:00 AM (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, no par value per share (the "Common Stock"), on January , 2001 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding [ ] shares of Common Stock.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

     The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

     This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about [ ], 2001.

     Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

     Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

     Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nominees

     At the Annual Meeting, the stockholders will elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

     Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the six nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.


NAME                        AGE      POSITION
----                        ---      --------
William Conis               53       Chief Executive Officer, President, Chief
                                     Financial Officer and Director
Theodore Triantafilu        52       Chief Operating Officer - Suncoast Division
                                     and Director
Andrew Stathopoulos         51       Director
Michael A. Gales            55       Director
Seymour G. Siegel           57       Director


     The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

     William Conis became a director in 1998 and became ProtoSource Corporation's Chief Executive Officer and Chief Financial Officer in November 1999. Mr. Conis was Vice President, Eastern Region for Hitachi Data Systems from July 1997 through July 1999, and was Hitachi's New York-based District Manager from July 1995 to July 1997. From March 1984 to July 1995, Mr. Conis was a senior consultant for the Kappa Group, a management consulting firm located in New Jersey. Mr. Conis earned a Bachelor's degree and Master's degree in Electrical Engineering from New York University in 1968 and 1971, respectively.

     Theodore Triantafilu was the Chief Operating Officer of Suncoast Automation, Inc. from July 1999 to August 2000. He became Chief Operating Officer of the Suncoast division and a director upon the completion of the ProtoSource acquisition in August 2000. Mr. Triantfilu has over 29 years experience in telephone operations, digital cable television operations, and marketing as well as establishing new businesses. From 1995 through June 1999, he was the area operations manager for GTE Media Ventures, Pinellas County, Florida, the first overbuild and launch of digital CATV and high-speed cable modem service for GTE Corporation. Prior to that assignment, he served in successive positions of increasing responsibilities both in Florida and World Headquarters in Irving, Texas for GTE during his 28-year career. While serving Corporate Headquarters, he attended GTE Telops Management Development Program for executives.

     Andrew Stathopoulos became a director in 1998. He has over 25 years experience in finance, operations, marketing, mergers and acquisitions, engineering, manufacturing and consulting. From March 1998 to the present he has been with the Bank of New York as a Vice President to launch a software and hardware vendor management program. From 1996 to 1997, he was Vice President of Finance for New Alliance Corp., an emerging markets investment bank specializing in Eastern Europe. He was responsible for financial reporting, internal audit and controls, mid-office and back-office operations, information systems, and management reporting. From 1994 to 1996, he was Vice President of Business Development for Nautical Technology Corp., an independent software developer for the maritime industry. He was responsible for developing and implementing a new marketing and sales program, seeking strategic partners and providing general business advice. Also, from 1994 to 1996, he was Vice President of Business Development for Interbank of New York, a Greek commercial bank where he was responsible for identifying and marketing new products and pursuing new business opportunities. From 1992 to 1994, he was the Vice President of Finance and Administration for Societe Generale Energie, an oil trading products firm. He was responsible for establishing financial controls, accounting and reporting procedures; monitoring cash flow and working capital requirements; managing human resources administration; and dealing with auditors, insurers and vendors. Mr. Stathopoulos holds a BS degree in Industrial Engineering and an MBA degree in Finance and International Business, both from Columbia University.

     Michael A. Gales became a director in October 1999. Mr. Gales has served as Executive Vice President/Corporate Finance of Andrew, Alexander, Wise & Company, Inc., since June 1999. From 1998 to June 1999, Mr. Gales served as Managing Director of InterBank Capital Group, LLC. Prior to joining InterBank Capital Group, from 1996 Mr. Gales served as Managing Director/Corporate Finance of Janssen-Meyers Associates, LP. From 1990 to 1995, Mr. Gales served as Chief Executive Officer and Chairman of the Board of Anchor Capital Co., LLC. For 13 years prior to 1990, Mr. Gales was in successively senior management roles in international engineering and technology licensing operations focusing on the maritime, petroleum and process industries.

     Seymour G. Siegel became a director in February 2000. Mr. Siegel is a principal in the Siegel Rich Division of Rothstein, Kass & Company, P.C., Certified Public Accountants and Consultants who provide strategic advisory services to businesses including mergers and acquisitions, succession and strategic planning, as well as capital market assistance. From 1974 to 1990, he was senior partner of Siegel Rich & Co., CPAs, P.C. In 1990, the firm merged with M.R. Weiser & Co., a large regional accounting firm, where he remained a senior partner until 1994. Mr. Siegel is a director of Barpoint.com and has been a director of numerous business and charitable organizations. Mr. Siegel is a Certified Public Accountant (inactive).


     No director or executive officer of the Company has any family relationship with any other director or executive officer of the Company.

     Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2000, the Board of Directors of the Corporation held [ ] meetings and acted by unanimous written consent on [ ] occasions. No director nominated for election at the Annual Meeting attended fewer than 75% of the total number of meetings of the Board of Directors during the last fiscal year.

     Outside Board members receive $100 per hour for time expended on behalf of ProtoSource Corporation, including attendance at Board meetings. Our audit committee is composed of Messrs. Stathopoulos, Gales, and Siegel. Our compensation committee is composed of Messrs. Stathopoulos, Gales and Conis.

     The Board does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for stockholders to nominate persons to serve as directors, the Board will consider nominations from stockholders, which should be addressed to Carl Mitchell at the Company's address set forth above.

     The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

                          RECOMMENDATION OF THE BOARD:
                          ----------------------------

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 2

                 APPROVAL OF THE 2000 EMPLOYEE STOCK OPTION PLAN

     At the Annual Meeting, the Company's stockholders are being asked to approve the 2000 Employee Stock Option Plan (the "2000 Option Plan") and to authorize 350,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2000 Executive Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2000 Executive Option Plan, a copy of which is attached hereto.

GENERAL

     The 2000 Option Plan was adopted by the Board of Directors in December 2000. The Board of Directors has initially reserved 350,000 shares of Common Stock for issuance under the 2000 Option Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under
Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

     The 2000 Option Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2000 Executive Option Plan is not a qualified deferred compensation plan under
Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

     The primary purpose of the 2000 Option Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2000 Option Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

     The 2000 Option Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2000 Option Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

     Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

     Members of the Board of Directors who are eligible employees are permitted to participate in the 2000 Option Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2000 Option Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2000 Option Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

     Under the 2000 Option Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2000 Option Plan.

TERMS OF OPTIONS

     The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

     (a) Purchase Price. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2000 Option Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO.

     (b) Vesting. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

     (c) Expiration. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten
          (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2000 Option Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

     (d) Transferability. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (e) Option Adjustments. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

          Except as otherwise provided in the 2000 Option Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

     (f) Termination, Modification and Amendment. The 2000 Option Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.

FEDERAL INCOME TAX ASPECTS OF THE 2000 OPTION PLAN

     THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2000 OPTION PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2000 OPTION PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

     The 2000 Option Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2000 Option Plan.

     If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

     If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

     In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2000 Option Plan.

     The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

     The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

     Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2000 Option Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

REQUIRED VOTE

     The approval of the 2000 Option Plan and the reservation of 350,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

     The proxy holders intend to vote the shares represented by proxies to approve, the 2000 Employee Stock Option Plan.

                          RECOMMENDATION OF THE BOARD:
                          ----------------------------

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2000 EMPLOYEE STOCK OPTION PLAN.

                                 PROPOSAL NO. 3

                APPROVAL OF THE 2000 EXECUTIVE STOCK OPTION PLAN

     At the Annual Meeting, the Company's stockholders are being asked to approve the 2000 Executive Stock Option Plan (the "2000 Executive Option Plan") and to authorize 350,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2000 Executive Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2000 Executive Option Plan, a copy of which is attached hereto.

GENERAL

     The 2000 Executive Option Plan was adopted by the Board of Directors in December 2000. The Board of Directors has initially reserved 350,000 shares of Common Stock for issuance under the 2000 Executive Option Plan. Under the Plan, options may be granted which are intended to qualify as ISOs under Section 422 of the Code or which are not Non-ISOs intended to qualify as ISOs thereunder.

     The 2000 Executive Option Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2000 Executive Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of ERISA.

PURPOSE

     The primary purpose of the 2000 Executive Option Plan is to attract and retain the best available executive personnel, consultants and directors for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by those who provide services to it. In the event that the 2000 Executive Option Plan is not adopted, the Company may have considerable difficulty in attracting and retaining qualified officers, directors and consultants.

ADMINISTRATION

     The 2000 Executive Option Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2000 Executive Option Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

     Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a Committee of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the 2000 Executive Option Plan, subject to certain limitations.

     Members of the Board of Directors are permitted to participate in the 2000 Executive Option Plan, provided that any such member may not vote on any matter affecting the administration of the 2000 Executive Option Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2000 Executive Option Plan, as it relates to options granted to such person. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

     Under the 2000 Executive Option Plan, options may be granted to key officers, directors or consultants of the Company, as provided in the 2000 Executive Option Plan.

TERMS OF OPTIONS

     The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

     (a) Purchase Price. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2000 Executive Option Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO.

     (b) Vesting. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

     (c) Expiration. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten
          (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2000 Executive Option Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

     (d) Transferability. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (e) Option Adjustments. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

          Except as otherwise provided in the 2000 Executive Option Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

     (f) Termination, Modification and Amendment. The 2000 Executive Option Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.

FEDERAL INCOME TAX ASPECTS OF THE 2000 EXECUTIVE OPTION PLAN

     THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2000 Executive Option PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2000 EXECUTIVE OPTION PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

     The 2000 Executive Option Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2000 Executive Option Plan.

     If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

     If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

     In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2000 Executive Option Plan.

     The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

     The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

     Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2000 Executive Option Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

REQUIRED VOTE

     The approval of the 2000 Executive Option Plan and the reservation of 350,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

     The proxy holders intend to vote the shares represented by proxies to approve, the 2000 Employee Stock Option Plan.

                          RECOMMENDATION OF THE BOARD:
                          ----------------------------

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2000 EXECUTIVE STOCK OPTION
PLAN.

                                 PROPOSAL NO. 4

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

     The present capital structure of the Company authorizes 10,000,000 shares of Common Stock. It also authorizes 5,000,000 shares of Preferred Stock, which is presently undesignated and which may be issued from time to time in one or more series with such rights, preferences and privileges as may be determined by the Board of Directors. The Board of Directors believes that this capital structure is inadequate for the future needs of the Company. Therefore, the Board of Directors has approved the amendment of the Company's Certificate of Incorporation (the "Certificate") to increase the authorized number of shares of Common Stock from 10,000,000 to 20,000,000 shares. No change is proposed to be made with respect to the number of authorized shares of Preferred Stock. The Board of Directors believes that a capital structure consisting of 20,000,000 authorized shares of Common Stock and 5,000,000 authorized shares of Preferred Stock more appropriately reflects the present and future needs of the Company and recommends such amendment to the Company's stockholders for adoption. On January , 2001, there were [ ] shares of Common Stock and no shares of Preferred Stock outstanding. The proposed amendment of the Certificate was approved by the Board on December , 2000, subject to stockholder approval at the Annual Meeting.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

     The Company has what the Board of Directors considers to be an insufficient number of authorized but unissued shares of Common Stock available for future issue. Authorizing an additional 10,000,000 shares of Common Stock would give the Board of Directors the authority to issue such Common Stock from time to time as the Board of Directors deems necessary, without further action of the stockholders, unless such stockholder action is specifically required by applicable laws or any stock exchange on which the Company's securities may then be listed. The Board of Directors believes it is necessary to have the ability to issue such additional shares of Common Stock for general corporate purposes, including:

     o    stock splits, dividends or distributions;

     o equity financings - the Company is presently seeking to raise additional capital by selling and issuing shares of its Common Stock as dictated by prevailing market conditions or the Company's capital needs, and the Board of Directors believes it prudent to have shares available for such issuances on an as-needed basis, without the delay inherent in seeking stockholder approval for a specific transaction; and

     o acquisition transactions - the Company may make future acquisitions and may use its capital stock as currency in such acquisitions if appropriate opportunities arise.

     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

     Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

                          RECOMMENDATION OF THE BOARD:
                          ----------------------------

THE BOARD RECOMMENDS A VOTE FOR AN INCREASE OF 10,000,000 AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY.

                                 PROPOSAL NO. 5

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Angel & Deering has served as the Company's independent auditors since [ ] and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending December 31, 2001. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors. Angell & Deering has no interest, financial or otherwise, in the Company.

     A representative of Angell & Deering is not expected to be present at the Annual Meeting.

     The proxy holders intend to vote the shares represented by proxies to ratify the Board of Directors' selection of Angell & Deering as the Company's independent auditors for the fiscal year ending December 31, 2001.

                          RECOMMENDATION OF THE BOARD:
                          ----------------------------

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ANGELL & DEERING AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth the beneficial ownership of the Company as of the date of this Proxy, by each person known by the Company to beneficially own 5% or more of the outstanding shares of voting securities, each of the Company's directors, named executive officers, and all directors and executive officers as a group. The applicable percentage is based on 3,551,586 shares outstanding. The information set forth in the table and accompanying footnotes has been furnished by the named beneficial owners.

--------------------------------------------------------------------------------
Name of Beneficial Owner (1)        Amount and Nature of       Percent of
                                   Beneficial Ownership (2)       Class
                                                                    (%)
William Conis(3)                            70,300                 1.9%
Andrew Stathopoulos(4)                      10,000                   *
Michael A. Gales(9)                          5,000                   *
Seymour G. Siegel(5)                         2,500                   *
Mark Blanchard(6)(7)                       397,883                11.2%
Theodore Triantafilu(6)(8)                  66,735                 1.9%
Kent Spears(6)                             352,411                 9.9%
SHA Cable Holdings(6)                      176,596                 5.0%
All officers and directors as a            552,418                15.2%
group (6 persons)
--------------------------------------------------------------------------------
--------------------
*    Less than 1%

(1) Except as otherwise indicated, the address of each beneficial owner is c/o ProtoSource Corporation, 2300 Tulare Street, Suite 210, Fresno, CA 93721.

(2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to the shares shown. Except where indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them.

(3) Includes presently exercisable options to purchase (i) 10,000 shares at $6.00 per share at any time until October 2003, and (ii) 60,000 shares at $6.875 per share anytime until November 2004. Does not include shares issuable upon exercise of 45,000 options that are not presently exercisable.

(4) Represents stock options to purchase 10,000 shares at $6.00 per share at any time until October 2003. Does not include shares issuable upon the exercise of 5,000 options that are not presently exercisable.

(5) Represents stock options to purchase 2,500 shares at $6.00 per share at any time until February 2005. Does not include shares issuable upon the exercise of 5,000 options that are not presently exercisable.

(6) Includes 4.74% of each individual's shares currently in escrow as collateral for fees owed a consultant, Andrew, Alexander, Wise & Company, Inc. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, Alan Docter, Adam Wagner, Rob Israel, Diane Israel, Lynne Israel, Gerald Bedrin, Atti Vilpulla, David Weinberger, John Wagner, Daniel Marx, Paul Beck, Eric Salomon, Steve Marvin and Colin Frey may be deemed a control persons of the shares owned by SHA Cable Holdings.

(7)  Includes 45,472 shares owned by his wife, Virginia M. Blanchard.

(8) Does not include shares issuable upon exercise of 30,000 options that are not presently exercisable.

(9) Represents 5,000 options to purchase shares of common stock at $6.00 per share at anytime until October 2004. Does not include shares issuable upon exercise of 10,000 options that are not exercisable.


                           SUMMARY COMPENSATION TABLE

     The following table discloses certain compensation paid to our Chief Executive Officer for the calendar years ended December 31, 1999 and 1998.

                                                                                                  Long Term
                                                                                                 Compensation
Name and Principal                                  Other       Annual       All Other         Awards/Securities
Position                  Year     Salary ($)   Compensation     Bonus      Compensation     Underlying Options(#)
--------                  ----     ----------   ------------     -----      ------------     ---------------------
William Conis, Chief
Executive Officer
                           1999      $27,259          -            -             -                  100,000
                           1998         -             -            -             -                     -
Raymond J. Meyers,
Former Chief Executive
Officer                    1999     $162,795          -            -             -                   20,000
                           1998     $140,005          -            -             -                     -


Option Grants in 1999

     The following table provides the specified information concerning grants of options to purchase ProtoSource's common stock made during 1999 to the Named Executive Officers.

                                Individual Grants
                                -----------------

                      Number of       Percent of
                      Securities     Total Options
                      Underlying      Granted to      Exercise or
                       Options       Employees in     Base Price      Expiration
Name                   Granted        Fiscal Year      Per Share         Date
----                   -------        -----------      ---------         ----
William Conis          100,000           50.4%          $6.875           2004
Raymond J. Meyers       20,000           10.1%           $6.00           2004

Aggregate Option Exercises and 1999 Year-End Values

     The following table provides the specified information concerning exercises of options to purchase our common stock in 1999 and unexercised options held as of December 31, 1999 by the Named Executive Officers.

                                            Number of Securities Underlying         Value of Unexercised
                                           Unexercised Options at December    In-the-Money Options at December
                                                   31, 1999 (shares)                    31, 1999 (1)
                                           -------------------------------    --------------------------------
                 Number of
                  Shares
                Acquired on      Value
     Name        Exercise      Realized     Exercisable     Unexerciseable     Exercisable     Unexerciseable
     ----        --------      --------     -----------     --------------     -----------     --------------
William Conis       -0-           -0-          5,000          110,000                 $0               $0

Raymond Meyers      -0-           -0-         36,667           20,000            $91,668           $5,000


The closing stock price of the Common Stock on December 31, 1999, as reported on the Nasdaq SmallCap Market was $6.25.



                       AVAILABILITY OF CERTAIN DOCUMENTS

     INCLUDED HEREWITH ARE COPIES OF THE COMPANY'S FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999 AND FORM 10-QSB FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2000. THIS PROXY STATEMENT ALSO REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO PROTOSOURCE CORPORATION, 2300 TULARE STREET, SUITE 210, FRESNO, CALIFORNIA 93721, TELEPHONE NUMBER (559) 486-8600. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY JANUARY , 2001.

                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                             By Order of the Board of Directors,

                                             /s/ WILLIAM CONIS
                                             -----------------
                                             William Conis,
                                             President
Fresno, California
January   , 2001

PROXY                                                                      PROXY


                             PROTOSOURCE CORPORATION

             PROXY FOR ANNUAL MEETING TO BE HELD ON FEBRUARY , 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints WILLIAM CONIS and SEYMOUR G. SIEGEL, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of ProtoSource Corporation (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on February , 2001 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

     In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

--------------------------------------------------------------------------------

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!


Dear Stockholder:

     We cordially invite you to attend the Annual Meeting of Stockholders of ProtoSource Corporation to be held in [ ], on February, 2001 at 10:00 a.m. (local time).

     Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-5


1.  ELECTION OF DIRECTORS --                     For       Withhold
    Nominees:
         William Conis                           [_]         [_]
         Theodore Triantafilu                    [_]         [_]
         Andrew Stathopoulos                     [_]         [_]
         Michael A. Gales                        [_]         [_]
         Seymour G. Siegel                       [_]         [_]



--------------------------------------------------------------------------------
    (Except nominee(s) written above)

                                                 For       Against      Abstain
2.  Proposal to approve the Company's 2000       [_]         [_]          [_]
     Employee Stock Option Plan.

                                                 For       Against      Abstain
3.  Proposal to approve the Company's 2000       [_]         [_]          [_]
     Executive Stock Option Plan.

                                                 For       Against      Abstain
4.  Proposal to approve an increase in the       [_]         [_]          [_]
      number of authorized shares of
      common stock
                                                 For       Against      Abstain
5.  Proposal to ratify Angell & Deering as       [_]         [_]          [_]
    independent auditors.

If you plan to attend the Annual Meeting please mark this box    [_]

Dated:________________, 2001

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE